EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND

Supplement to Prospectus and

Statement of Additional Information dated March 1, 2018

All references to Short-Term U.S. Government Portfolio are hereby removed from the Prospectus and Statement of Additional Information. In addition, the disclosure following “Short-Term U.S. Government Portfolio.” in the “Further Information about the Portfolio(s)” section of the Prospectus is hereby removed in its entirety.

October 15, 2018	30390 10.15.18